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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2004

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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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
        CAYMAN ISLANDS                      1-10809                          98-0191089
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification No.)
incorporation or organization)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 16, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99(a) and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed herewith:

      EXHIBIT NO.   DESCRIPTION
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         99(a)      Press Release ("XL Capital Ltd Announces Plan To Offer
                    Equity Security Units") dated March 16, 2004.











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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 16, 2004

                                XL CAPITAL LTD
                                  (Registrant)


                                By:          /s/ JERRY DE ST. PAER
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                                      Name:    Jerry de St. Paer
                                      Title:   Executive Vice President and
                                               Chief Financial Officer